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                                                                Exhibit 10.24

                         REGISTRATION RIGHTS AGREEMENT

            This REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of June 24, 1998 is made and entered into by Gildan Activewear Inc., a Canadian corporation (the "Company"), Harco Holdings Ltd., a Canadian corporation ("Harco"), Le Fonds de Solidarite des Travailleurs du Quebec (FTQ), a Canadian corporation (the "Fund"), Royal Bank of Canada Financial Corporation, acting as trustee for the H. Gregory Chamandy Family Trust ("the Greg Trust"), Royal Bank of Canada Financial Corporation, acting as trustee for the Glenn Chamandy Family Trust (the "Glenn Trust"), Royal Bank of Canada Financial Corporation, acting as trustee for the Shirley Chamandy Family Trust (the "Shirley Trust") and Royal Bank of Canada Financial Corporation, acting as trustee for the Tisch Family Trust (the "Benni Trust"), each a trust established and existing under the laws of Barbados (together, the "Trusts").

            In consideration of the mutual covenants herein contained and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto do hereby agree as follows:

            1. Background. Harco currently owns an aggregate of 3,047,000 shares of the Company's Class B Subordinate Voting Shares, without par value (the "Class B Shares"); the Fund currently owns an aggregate of 1,939,000 shares of the Company's Class A Subordinate Voting Shares, without par value (the "Class A Shares"); the Greg Trust currently owns an aggregate of 856,300 Class A Shares; the Glenn Trust currently owns an aggregate of 856,300 Class A Shares; the Shirley Trust currently owns an aggregate of 196,400 Class A Shares; the Benni Trust currently owns an aggregate of 55,000 Class A Shares.

            2. Definitions. As used in this Agreement, the following capitalized terms shall have the following respective meanings:

            Exchange Act - The Securities Exchange Act of 1934, as amended.

            Holder - Harco, the Fund, the Trusts or any holder of Registrable Securities who agrees in writing to be bound by the provisions of this Agreement.

            Person - Any individual, partnership, joint venture, corporation, trust, unincorporated organization or government or any department or agency thereof.

            Registrable Securities - Any Class A Shares issued or issuable to Harco, the Fund and the Trusts and any Class A Shares which may be issued or distributed in respect of such Class A Shares by way of stock dividend or stock split or other distribution, recapitalization or reclassification. As to any particular Registrable Securities, once issued such Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such Securities shall have become
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      effective under the Securities Act and such Securities shall have been disposed of in accordance with such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 or 144A (or any successor provisions) under the Securities Act, (iii) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in force, or (iv) they shall have been repurchased or redeemed by the Company or have otherwise ceased to be outstanding.

            Registration Expenses - Any and all expenses incident the performance of or compliance with this Agreement, including, without limitation, (i) all SEC and stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses of complying with securities or blue sky laws (including fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange pursuant to clause (viii) of Section 5, (v) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance, (vi) the reasonable fees and disbursements of one counsel selected by the Holder of a majority of the Registrable Securities being registered to represent all Holders of the Registrable Securities being registered in connection with each such registration, and (vii) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special experts retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any.

            Securities Act - The Securities Act of 1933, as amended.

            SEC - The Securities and Exchange Commission or any other federal agency at the time administering the Securities Act or the Exchange Act.

            3. Incidental Registrations.

            (a) Right to Include Registrable Securities. If the Company at any time after the date hereof proposes to register its Class A Shares under the Securities Act (other than a registration on Form F-4 or S-8, or any successor or other forms promulgated for similar purposes), whether or not for sale for its own account, pursuant to a registration statement on which it is permissible to register Registrable Securities for sale to the public under the Securities Act, it will at such time give prompt written notice to all Holders of Registrable Securities of its intention to do so and of such Holders' rights under this Section 3, at least 30 days prior to the anticipated date of the initial filing of the registration statement relating to such registration. Upon the written request of any such Holder made within 15 days after the
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receipt of any such notice (which request shall specify the Registrable
Securities intended to be disposed of by such Holder), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holders thereof provided, that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it, the Company may, at its election, give written notice of such determination to each Holder of Registrable Securities and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith, and (ii) if such registration involves an underwritten offering, all Holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company, with such differences, including any with respect to indemnification and liability insurance, as may be customary or appropriate in combined primary and secondary offerings.

            (b) Expenses. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 3.

            (c) Priority in Incidental Registrations. If a registration pursuant to this Section 3 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the amount of securities requested to be included in such registration exceeds the amount which can be sold in such offering, so as to be likely to have an adverse effect on such offering as contemplated by the Company (including the price at which the Company initially proposes to sell such securities), then the Company will include in such registration (i) first, 100% of the securities the Company proposes to sell for its own account or for the account of a demanding shareholder pursuant to a demand registration right granted under Section 4,
(ii) second, to the extent of the amount of Registrable Securities requested to be included in such registration which, in the opinion of such managing underwriter, can be sold without having the adverse effect referred to above, the amount of Registrable Securities which the Holders have requested to be included in such registration, such amount to be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any Registrable Securities thereby allocated to any such Holder that exceed such Holder's request will be reallocated among the remaining requesting Holders in like manner).

            4. Registration on Request.

            (a) Request by Holders. After any Class A Shares of the Company have been registered after the date hereof under the Securities Act (other than a registration on Form F-4 or S-8, or any successor or other forms promulgated for similar purposes), upon the written request of any Holder or Holders requesting that the Company effect a registration under the Securities Act of all or part of such Holder's or Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of
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such requested registration to all other Holders of Registrable Securities, and thereupon will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act, of:

            (i) the Registrable Securities which the Company has been so requested to register by such Holder or Holders; and

            (ii) all other Registrable Securities which the Company has been requested to register by any other Holder thereof by written request given to the Company within 15 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), so as to permit the disposition (in accordance with the intended method thereof as aforesaid) of the Registrable Securities so to be registered; provided, that, the Company shall not be obligated to file a registration statement relating to any registration request under this Section 4(a) (i) if the aggregate requests by the Holder or Holders for such registration do not cover at least 5% of the number of Registrable Securities then outstanding, (ii) if a period of one year has not elapsed since the date that the SEC has declared effective (x) the registration statement last requested by any Holder pursuant to this Section 4(a) or (y) any registration statement effected under Section 3 hereof or (iii) if with respect thereto, the managing underwriter, the SEC, the Securities Act or the rules and regulations thereunder, or the form on which the registration statement is to be filed, would require the conduct of an audit other than to regular audit conducted by the Company at the end of its fiscal year, in which case the filing may be delayed until the completion of such regular audit (unless the Holders of the Registrable Securities to be registered agree to pay the expenses of the Company in connection with such an audit other than the regular audit).

            (b) Registration Statement Form. If any registration requested pursuant to this Section 4 which is proposed by the Company to be effected by the filing of a registration statement on Form F-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten public offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of registration statement is of material importance to the success of such proposed offering, then such registration shall be effected on such other form.

            (c) Expenses. The Company will pay all Registration Expenses in connection with the first five registrations of Registrable Securities pursuant to this Section 4 upon the written request of any of the Holders. All expenses for any subsequent registrations of Registrable Securities pursuant to this
Section 4 shall be paid pro rata by the Company and all other Persons (including the Holders) participating in such registration on the basis of the relative number of Class A Shares of each such Person included in such registration.

            (d) Effective Registration Statement. A registration requested pursuant to this Section 4 will not be deemed to have been effected unless it has become effective; provided, that if, within 180 days after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or
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requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected.

            (e) Selection of Underwriters. If a requested registration pursuant to this Section 4 involves an underwritten offering, the Company shall have the right to select the investment banker or bankers and managers to administer the offering; provided, however, that such investment banker or bankers and managers shall be satisfactory to holders of a majority of the Registrable Securities which are held by Holders and which the Company has been requested to register.

            (f) Priority in Requested Registrations. If a requested registration pursuant to this Section 4 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such offering, the Company will include in such registration only the Registrable Securities requested to be included in such registration. In the event that the number of Registrable Securities requested to be included in such registration exceeds the number which, in the opinion of such managing underwriter, can be sold, the number of such Registrable Securities to be included in such registration shall be allocated pro rata among all requesting Holders on the basis of the relative number of shares of Registrable Securities then held by each such Holder (provided that any shares thereby allocated to any such Holder that exceed such Holder's request shall be reallocated among the remaining requesting Holders in like manner). In the event that the number of Registrable Securities requested to be included in such registration is less than the number which, in the opinion of the managing underwriter, can be sold, the Company may include in such registration the securities the Company proposes to sell up to the number of securities that, in the opinion of the underwriter, can be sold.

            (g) Additional Rights. If the Company at any time grants to any other holders of Class A Shares any rights to request the Company to effect the registration under the Securities Act of any such Class A Shares on terms more favorable to such holders than to terms set forth in this Section 4, the terms of this Section 4 shall be deemed amended or supplemented to the extent necessary to provide the Holders such more favorable rights and benefits.

            (h) Other Registrations. The Company shall not effect any registration of its Securities (except on Form S-8, F-4 or any successor forms to such Forms), or effect any public or private sale or distribution of any of its Securities, including a sale pursuant to Regulation D under the Securities Act, whether on its own behalf or at the request of any Holder or Holders of such Securities (other than pursuant to and in accordance with this Section 4), from the date of a registration on request to register Registrable Securities pursuant to and in accordance with Section 4(a) until to earlier of (i) 90 days after the date on which all securities covered by such registration statement have been sold or (ii) 180 days after the effectiveness date of such registration statement unless the Company shall have first notified in writing the selling stockholders of the Registrable Securities covered by such registration statement of its intention to do so, and a majority in interest of such selling
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stockholders and, if applicable, the managing Underwriter, shall have consented thereto in writing; provided, however, that in the event of any conflict between the provisions of clause (ii) of this paragraph (h) and to lock-up provisions contained in any underwriting agreement which has been entered into in connection with a registered underwritten offering, the provisions of such underwriting agreement shall be controlling.

            (i) Postponement and Suspension of Registration. Notwithstanding anything to the contrary contained herein, the Company may postpone for up to sixty (60) days the filing or the effectiveness of a registration statement under Section 4(a) or may suspend the right to transfer securities which are the subject of an effective registration statement under Section 4(a) if a majority of the Board of Directors, including a majority of independent directors, has in good faith determined, and has delivered to the Holders a written certification to the effect that, (i) the Company is intending to currently consummate, and has a reasonable likelihood of currently consummating, a material corporate transaction outside of the ordinary course of business (any such transaction, a "Significant Corporate Transaction") that would, in the written opinion of outside counsel, require additional disclosure regarding such Significant Corporate Transaction in the applicable registration statement in order for sales of securities pursuant to such registration statement to not be in violation of applicable securities laws, (ii) failure to engage in such Significant Corporate Transaction at such time would be materially adverse to the Company and (iii) no disclosure could be made in the applicable registration statement regarding such Significant Corporate Transaction that would not be materially adverse to the Company; provided, however, that no such postponement or suspension shall be imposed unless at least four (4) months have expired since the termination of any prior such postponement or suspension pursuant to this Section 4(i).

            5. Registration Procedures. If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company will, as expeditiously as possible:

            (i) prepare and, in any event within 120 days after the end of the period within which a request for registration may be given to the Company, file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective; provided, however, that the Company may discontinue any registration of its securities which is being effected pursuant to Section 3 at any time prior to the effective date of the registration statement relating thereto;

            (ii) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of 180 days and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided, that before filing a registration statement or prospectus, or any amendments or supplements thereto, the Company will furnish to one counsel selected by the Holders of a majority of the Registrable
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      Securities covered by such registration statement to represent all Holders of Registrable Securities covered by such registration statement, copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

            (iii) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

            (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (iv), it would not be obligated to be so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction;

            (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

            (vi) notify each seller of any such Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in clause (ii) of this Section 5, of the Company's becoming aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

            (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of
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      Section 11(a) of the Securities Act and to rules and regulations promulgated thereunder;

            (viii) use its best efforts to list such Registrable Securities on any securities exchange or automated quotation system on which the Ordinary Shares are then listed, if such Registrable Securities are not already so listed and if such listing is then permitted under the rules of such exchange, and to provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

            (ix) enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as sellers of a majority of such Registrable Securities or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

            (x) obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the seller or sellers of a majority of such Registrable Securities shall reasonably request (provided that Registrable Securities constitute at least 25% of the Securities covered by such registration statement); and

            (xi) make available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

            The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company with such information regarding such seller and pertinent to the disclosure requirements relating to the registration and the distribution of such securities as the Company may from time to time reasonably request in writing.

            Each Holder of Registrable Securities agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in clause (vi) of this Section 5, such Holder will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by clause (vi) of this
Section 5, and, if so directed by the Company, such Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such Registrable Securities current at the
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time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in clause (ii) of this Section 5 shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to clause (vi) of this Section 5 and including the date when each seller of Registrable Securities covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by clause (vi) of this Section 5.

            6. Indemnification.

            (a) Indemnification by the Company. In the event of any registration of any securities of the Company under the Securities Act pursuant to Section 3 or 4, the Company will, and it hereby does, indemnify and hold harmless, to the extent permitted by law, the seller of any Registrable Securities covered by such registration statement, each affiliate of such seller and their respective directors and officers (and the directors, officers, affiliates and controlling Persons thereof), each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the Securities Act (collectively, the "Indemnified Parties"), against any and all losses, claims, damages or liabilities, joint or several, and expenses to which such seller, any such director or officer or affiliate or any such underwriter or controlling Person may become subject under the Securities Act, common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof, whether or not such Indemnified Party is a party thereto) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary, final or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of to circumstances then existing, and the Company will reimburse such Indemnified Party for any legal or any other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, that the Company shall not be liable to any Indemnified Party in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or amendment or supplement thereto or in any such preliminary, final or summary prospectus in reliance upon and in conformity with written information with respect to such seller furnished to the Company by such seller for use in the preparation thereof and provided, further, that the Company will not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, under the indemnity agreement in this Section 6(a) with respect to any preliminary prospectus or the final prospectus or the final prospects as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person results from the fact that such underwriter sold Registrable Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus (including any documents incorporated by reference therein) or of the final prospectus as then amended
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or supplemented (including any documents incorporated by reference therein), whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or any Indemnified Party and shall survive the transfer of such securities by such seller.

            (b) Indemnification by the Seller. The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 5 herein, that the Company shall have received an undertaking reasonably satisfactory to it from to prospective seller of such Registrable Securities or any underwriter to indemnify and hold harmless (in the same manner and to the same extent as set fort in subdivision (a) of this
Section 6) the Company and all other prospective sellers or any underwriter, as the case may be, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospects contained therein, or any amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information with respect to such seller or underwriter furnished to the Company by such seller or underwriter for use in the preparation of such registration statement, preliminary, final or summary prospects or amendment or supplement, or a document incorporated by reference into any of the foregoing. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any of the prospective sellers, or any of their respective affiliates, directors, officers or controlling Persons and shall survive the transfer of such securities by such seller.

            (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party hereunder of written notice of to commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this
Section 6, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, that the failure of the indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 6, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof, the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.
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            (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation or governmental authority other than the Securities Act.

            (e) Non-Exclusivity. The obligations of the parties under this
Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

            7. Rule 144. If the Company shall have filed a registration statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if to Company is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available such information), and it will take such further action as any Holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such Holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any Holder of Registrable Securities, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding anything contained in this
Section 7, the Company may deregister under Section 12 of the Exchange Act if it then is permitted to do so pursuant to the Exchange Act and the rules and regulations thereunder.

            8. Miscellaneous.

            (a) Other Investors. The Company may enter into agreements with other purchasers of Class A Shares who are then employees of the Company or any of its subsidiaries making them parties hereto (and thereby giving them all of the rights, preferences and privileges of an original party (other than the Company) hereto) with respect to additional Class A Shares (the "Supplemental Agreements"); provided that, pursuant to any such Supplemental Agreement, such purchaser expressly agrees to be bound by all of the terms, conditions and obligations of this Agreement as if such purchaser were an original party (other than the Company) hereto; and further provided that such purchaser shall not obtain any right to request registration under Section 4 hereof. All Class A Shares issued or issuable pursuant to such Supplemental Agreements by such purchasers shall be deemed to be Registrable Securities.

            (b) Holdback Agreement. If any such registration shall be in connection with an underwritten public offering, each Holder of Registrable Securities agrees not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any equity securities of the Company, or of any security convertible into or exchangeable or exercisable for any equity security of the Company (in each case, other than as part of such underwritten public offering), within 7 days before or 90 days (or such lesser period as the managing underwriters may permit) after the effective date of such registration, and the Company hereby also so agrees and agrees to cause each other Holder of any equity security, or of any security convertible into or exchangeable or exercisable for any equity security, of the Company purchased from the Company (at any time other than in a public offering) to so agree.

            (c) Amendments and Waivers. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Holders of a majority of the Registrable Securities then outstanding; provided, however, that no such amendment shall adversely effect the rights of any Holder of Registrable Securities hereunder without such Holder's prior written consent. Each Holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this Section 8(c), whether or not such Registrable Securities shall have been marked to indicate such consent.

            (d) Successors, Assigns and Transferees. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent Holder of any Registrable Securities, subject to the provisions contained herein.

            (e) Notices. All notices and other communications provided for hereunder shall be in writing and shall be sent by first class mail, telecopier or hand delivery:

            (i)   if to the Company, to:

                  Gildan Activewear Inc.
                  725 Montee de Liesse
                  Villa Sainte-Laurent, QC
                  Canada H4T 1P5
                  Telecopy No. (514) 738-2269
                  Attention:  H. Greg Chamandy, Chief Executive Officer and
                              President

                  With a copy to:

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  22nd Floor
                  New York, New York 10017-3909
                  Telecopy No. (212) 455-2502
                  Attention: Gary I. Horowitz, Esq.

            (ii)  if to Harco, to:

                  Harco Holdings Ltd.
                  725 Montee de Liesse
                  Ville Sainte-Laurent, QC
                  Canada H4T 1P5
                  Telecopy No. (514) 738-2269
                  Attention:  H. Greg Chamandy

                  With a copy to:

                  Simpson Thacher & Bartlett
                  425 Lexington Avenue
                  22nd Floor
                  New York, New York 10017-3909
                  Telecopy No. (212) 455-2502
                  Attention: Gary I. Horowitz, Esq.

            (iii) if to the Fund, to:

                  Le Fonds de Solidarite des Travailleurs
                    du Quebec (FTQ)
                  8717 Berri Street
                  Montreal, QC
                  Canada H2M 2T9
                  Telecopy No. (514) 383-2500
                  Attention: Legal Services
                  and
                  Telecopy No. (514) 383-2505
                  Attention: Vice President, Investments

            (iv)  if to Greg Trust, to:

                  Royal Bank of Canada Financial Corporation
                  Royal Bank House
                  The Garrison, St. Michael
                  P.O. Box 48B
                  Bridgetown, Barbados
                  Telecopy No. (809) 426-4139
                  Attention: Mr. N.L. (Roy) Smith, Managing Director

            (v)   if to Glenn Trust, to:

                  Royal Bank of Canada Financial Corporation
                  Royal Bank House
                  The Garrison, St. Michael
                  P.O. Box 48B
                  Bridgetown, Barbados
                  Telecopy No. (809) 426-4139
                  Attention: Mr. N.L. (Roy) Smith, Managing Director

            (vi)  if to Shirley Trust, to:

                  Royal Bank of Canada Financial Corporation
                  Royal Bank House
                  The Garrison, St. Michael
                  P.O. Box 48B
                  Bridgetown, Barbados
                  Telecopy No. (809) 426-4139
                  Attention: Mr. N.L. (Roy) Smith, Managing Director

            (vii) if to Benni Trust, to:

                  Royal Bank of Canada Financial Corporation
                  Royal Bank House
                  The Garrison, St. Michael
                  P.O. Box 48B
                  Bridgetown, Barbados
                  Telecopy No. (809) 426-4139
                  Attention: Mr. N.L. (Roy) Smith, Managing Director

            (viii) if to any other holder of Registrable Securities, to the address of such other holder as shown in the books and records of the Company.

All such notices and communications shall be deemed to have been given or made
(1) when delivered by hand, (2) five business days after being deposited in the mail, postage prepaid or (3) when telecopied, receipt acknowledged.

            (f) Descriptive Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning of terms contained herein.

            (g) Severability. In the event that any one or more of the provisions, paragraphs, words, clauses, phases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, paragraph, word, clause, phrase or sentence in every other respect and of the remaining provisions, paragraphs, words, clauses, phrases or sentences hereof shall not be in any way impaired, it being intended that all rights, powers and privileges of the parties hereto shall be enforceable to the fullest extent permitted by law.

            (h) Counterparts. This Agreement may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall be deemed an original, but all such counterparts shall together constitute one and the same instrument, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

            (i) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York applicable to contracts made and to be performed therein. The parties to this Agreement hereby agree to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

            (j) Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. Accordingly, it is agreed that they shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which they may be entitled at law or equity.

            IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or caused this Agreement to be executed on its behalf as of the date first written above.


                                    GILDAN ACTIVEWEAR INC.


                                    By: /s/ H. Greg Chamandy
                                        ----------------------------
                                    Title:


                                    HARCO HOLDINGS INC.


                                    By: /s/ H. Greg Chamandy
                                        ----------------------------
                                    Title:


                                    LE FONDS DE SOLIDARITE DES
                                    TRAVAILLEURS DU QUEBEC (FTQ)

                                    By: /s/ Daniel Laporte
                                        ----------------------------
                                    Title:


                                    ROYAL BANK OF CANADA FINANCIAL
                                    CORPORATION, in its capacity as trustee of the H. Gregory Chamandy Family Trust


                                    By: /s/ Al Stevens
                                        ----------------------------
                                    Title:


                                    ROYAL BANK OF CANADA FINANCIAL
                                    CORPORATION, in its capacity as trustee of the Glenn Chamandy Family Trust


                                    By: /s/ Al Stevens
                                        ----------------------------
                                    Title:

                                    ROYAL BANK OF CANADA FINANCIAL
                                    CORPORATION, in its capacity as trustee of the Shirley Chamandy Family Trust

                                    ROYAL BANK OF CANADA FINANCIAL CORPORATION

                                    By: /s/ Al Stevens
                                        ----------------------------
                                    Title: Managing Director


                                    ROYAL BANK OF CANADA FINANCIAL
                                    CORPORATION, in its capacity as trustee of the Edwin B. Tisch Family Trust

                                    ROYAL BANK OF CANADA FINANCIAL CORPORATION

                                    By: /s/ Al Stevens
                                        ----------------------------
                                    Title: Managing Director